Exhibit 10.22

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

This document is an English translation of a document prepared in German. In preparing this document, an attempt has been made to translate as literally as possible without jeopardizing the overall continuity of the text. Inevitably, however, differences may occur in translation and if they do, the German text will govern by law.

In this translation, German legal concepts are expressed in English terms and not in their original German terms. The concepts concerned may not be identical to concepts described by the English terms as such terms may be understood under the laws of other jurisdictions.

1st Additional Agreement

to the

Sublease of 12.12.2012/14.01.2013

between

University Medical Center of Johannes Gutenberg-Universität Mainz,

55131 Mainz, Langenbeckstraße 1,

represented by

the Chairperson and Medical Chairperson [***],

the Academic Chairperson, (Univ.) [***], and

the Commercial Chairperson [***]

(hereinafter referred to as “Unimedizin”)

and

BioNTech AG,

55131 Mainz, An der Goldgrube 12,

represented by

the Chairperson [***] (with German business degree)

(hereinafter referred to as “Sublessee”)

concerning

Laboratory and administrative premises “An der Goldgrube 12” in 55131 Mainz.

Following interim completion of the rental property with the address “An der Goldgrube 12” in “55131 Mainz”, the parties agree to amend the Sublease 12.12.2012/14.01.2013 as follows:

1.	In compliance with Section 4 Point 1 of the Sublease the sub-lease relationship commences on 1 June 2014 and ends on 31 May 2024.

2.	The actual leased area within the meaning of Section 1 Point 1 of the lease comprises in the period from 1 June 2014 to 31 July 2014:

The laboratory areas are reduced during the above time period to in aggregate 907 square meters (2nd upper floor 467 square meters; 3rd upper floor 440 square meters).

Office spaces	1,001m	[2]
Laboratory spaces

• Special laboratory animals	33m	[2]

• Laboratory shared	59m	[2]

• Laboratory spaces	1,795m	[2]

Filing and storage spaces	182m	[2]
Filing and storage spaces shared	172m	[2]
Stable spaces	463m	[2]
Conference rooms	81m	[2]
Shared rental and circulation areas	441m	[2]
Parking spaces	48 spaces

3.	The rent pursuant to Section 6 Point 1 of the Sublease in connection with paragraph 2 of this 1st Additional Agreement is:

Utilisation units	Price/m2		Area in m2		Price per utilisation unit
Office spaces	€	[***]	1,001m	[2]	€	[***]
Laboratory spaces

• Special laboratory animals (100%)	€	[***]	33m	[2]	€	[***]

• Laboratory shared (60%)	€	[***]	59m	[2]	€	[***]

• Laboratory spaces	€	[***]	1,795m	[2]	€	[***]

Filing and storage spaces	€	[***]	182m	[2]	€	[***]
Filing and storage spaces shared (60%)	€	[***]	172m	[2]	€	[***]
Stable spaces (70%)	€	[***]	463m	[2]	€	[***]
Conference rooms (60%)	€	[***]	81m	[2]	€	[***]
Shared rental and circulation areas (60%)	€	[***]	441m	[2]	€	[***]
Parking spaces	€	[***]	48 spaces		€	[***]
Subtotal					€	[***]
Surcharge 1%					€	[***]
Total monthly rent					€	[***]

4.	The actual leased areas within the meaning of Section 1 Point 1 of the lease from 1 August 2014 consists of:

Office spaces	1,001m	[2]
Laboratory spaces

• Special laboratory animals	33m	[2]

• Laboratory shared	59m	[2]

• Laboratory spaces	2,702m	[2]

Filing and storage spaces	182m	[2]
Filing and storage spaces shared	172m	[2]
Stable spaces	463m	[2]
Conference rooms	81m	[2]
Shared rental and circulation areas	441m	[2]
Parking spaces	48 spaces

The calculation of the dimensions and the leased areas according to GIF drawn up by the Architecture firm Ries and Ries from 13 February 2014 are appended as Appendix 1a and 1b and form part of the lease. The calculation of the lease is determined according to GIF (Section 1 Point 1 of the Sublease).

5.	The rent pursuant to Section 6 Point 1 of the Sublease from 1 August 2014 is:

Utilisation units	Price/m2		Area in m2		Price per utilisation unit

Office spaces	€	[***]	1,001m	[2]	€	[***]
Laboratory spaces

• Special laboratory animals (100%)	€	[***]	33m	[2]	€	[***]

• Laboratory shared (60%)	€	[***]	59m	[2]	€	[***]

• Laboratory spaces	€	[***]	2,702m	[2]	€	[***]

Filing and storage spaces	€	[***]	182m	[2]	€	[***]
Filing and storage spaces shared (60%)	€	[***]	172m	[2]	€	[***]
Stable spaces (70%)	€	[***]	463m	[2]	€	[***]
Conference rooms (60%)	€	[***]	81m	[2]	€	[***]
Shared rental and circulation areas (60%)	€	[***]	441m	[2]	€	[***]
Parking spaces	€	[***]	48 spaces		€	[***]
Subtotal					€	[***]
Surcharge 1%					€	[***]
Total monthly rent					€	[***]

6.	The authorized bank account pursuant to Section 8 Point 1 of the lease is:

Account name: [***]	Sort code: [***]
Account number: [***]	Bank: [***]
IBAN: [***]	BIC: [***]

The handover protocol (Appendix 2) of 05. June 2014 was handed over at the handover meeting and forms a part of the Sublease.

7.	The expert report in respect of the exemption from the Heating Costs Ordinary (previously Appendix 8) is attached in Appendix 3 and forms a part of the Sublease.

8.

The room book contains the built-in laboratory equipment and substantiates Appendix 3 of the Sublease. It is attached as Appendix 4 (CD) of the 1st Additional Agreement and forms a part of the Sublease.

9.	The previous Appendix 5 of the Sublease in relation to the free areas is replaced by the attached Appendix 5 and forms a part of the Sublease.

10.	To comply with Section 15 Point 1 of the lease, Appendix 6 will apply as the insurance policies from 1 March 2014 for

•	fire insurance for the building

•	insurance against storm and damage to the water supply as well as

•	building and property liability insurance.

at the time of handover of the building.

11.	The house rules from 1 March 2014 (previously Appendix 9) is attached as Appendix 7 and forms part of the the Sublease.

12.	Apart from the above, the provisions of the Sublease and the 1st Additional Agreement shall remain unchanged.

- Signature page follows –

Mainz, the 5 July 2014

Sublessee:	Unimedizin:

of Johannes Gutenberg-Universität Mainz
- Public Corporation –

[signature]	[signature]
Name: [***] (with German business degree)	Name: [***]
Management Board	Chairperson and Medical Chairperson

[signature]
Name: [***]
Commercial Chairperson

Approved by the owner of the property and building, SANIPharma GmbH, Haidgraben 5, 85521 Ottobrunn:

[signature]
[***]
Managing Director